                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                               METROMEDIA FIBER NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2 ) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                         METROMEDIA FIBER NETWORK, INC.

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                              April 26, 2000

Dear Stockholder:

    On behalf of the board of directors, I wish to extend to you a cordial invitation to attend the annual meeting of stockholders of Metromedia Fiber Network, Inc., which will be held on the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019, on Tuesday, May 16, 2000 at 10:00 a.m., Eastern Daylight time. I look forward to greeting as many stockholders as possible at the annual meeting.

    At the annual meeting, holders of class A common stock will be asked to vote on proposals to elect three class A directors to serve for a term of one year and until their successors are elected and qualified. All stockholders will be asked to vote on proposals to approve and adopt an amendment to our 1998 Incentive Stock Plan to increase the number of shares of class A common stock that may be issued under the plan from 40,000,000 to 60,000,000 and to ratify the selection of Ernst & Young LLP as our independent accountants for the year ending December 31, 2000 and to consider and vote upon any other matters that may properly come before the annual meeting.

    It is important that your shares be represented at the annual meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the annual meeting, you may revoke your proxy and vote in person.

    Thank you.

                                          Sincerely,

                                          /s/ Stephen A. Garofalo

                                          Stephen A. Garofalo
                                          CHAIRMAN AND
                                          CHIEF EXECUTIVE OFFICER

                         METROMEDIA FIBER NETWORK, INC.
                            ------------------------

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000
                            ------------------------

                             TO THE STOCKHOLDERS OF
                        METROMEDIA FIBER NETWORK, INC.:

    WE HEREBY NOTIFY YOU that we will hold the 2000 annual meeting of stockholders of Metromedia Fiber Network, Inc., a Delaware corporation, on Tuesday, May 16, 2000, at 10:00 a.m., Eastern Daylight time on the Concourse Level, 1285 Avenue of the Americas, New York, New York.

    At the annual meeting, we will ask holders of our class A common stock, par value $.01 per share, to consider and vote as a separate class upon the election of three members to Metromedia Fiber Network's board of directors to serve a one-year term as class A directors (Proposal 1). We will also ask holders of our class A common stock together with holders of our class B common stock, par value $.01 per share, to consider and vote as a single class upon (i) the approval and adoption of an amendment to our 1998 Incentive Stock Plan increasing the number of shares of class A common stock that may be issued under the plan from 40,000,000 to 60,000,000 (Proposal 2) and (ii) the ratification of the selection of Ernst & Young LLP as our independent accountants for the year ending December 31, 2000 (Proposal 3), and the transaction of such other business as may properly come before the annual meeting or any adjournment thereof. The board of directors is not aware of any other business that will be presented for consideration at the annual meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, 2 AND 3 TO BE PRESENTED TO STOCKHOLDERS AT THE ANNUAL MEETING.

    Only stockholders of record at the close of business on March 27, 2000, the record date, will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. The annual meeting may be adjourned from time to time without notice other than by announcement at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder, for any reason germane to the annual meeting, during ordinary business hours during the ten days prior to the annual meeting at the law offices of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, 1285 Avenue of the Americas, New York, New York 10019. If you wish to view the list of stockholders, please contact the Secretary's Office at 201-531-8000.

    We hope that you will be able to attend the annual meeting in person. However, whether or not you plan to attend the annual meeting in person, please complete, sign, date and mail the enclosed proxy in the return envelope to assure that your shares are represented and voted at the annual meeting. If you do attend the annual meeting in person, you may revoke your proxy if you wish and vote your shares in person. Thank you for your cooperation and continued support.

                                          By Order of the Board of Directors,

                                          /s/ Arnold L. Wadler

                                          Arnold L. Wadler
                                          SECRETARY

White Plains, New York
April 26, 2000

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT WE HAVE A QUORUM, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH THE SENDER NEED AFFIX NO POSTAGE IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, YOU SHOULD SIGN AND RETURN EACH SUCH PROXY TO ASSURE THAT YOU VOTE ALL OF YOUR SHARES. ALL REGISTERED HOLDERS SHOULD SIGN THE PROXY EXACTLY AS THE STOCK IS REGISTERED.

                         METROMEDIA FIBER NETWORK, INC.

                            ------------------------

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                             WHITE PLAINS, NY 10601

                            ------------------------

                                PROXY STATEMENT
                     FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000

                            ------------------------

    We are furnishing this proxy statement to the holders of shares of class A common stock, par value $0.01 per share, and of class B common stock, par value $0.01 per share, of Metromedia Fiber Network, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held at 10:00 a.m. Eastern Daylight time on Tuesday, May 16, 2000 on the Concourse Level, 1285 Avenue of the Americas, New York, New York, and any adjournments of the meeting. We are mailing this proxy statement and the accompanying proxy card, along with our Annual Report on Form 10-K for the year ended December 31, 1999, to the stockholders of the Company on or about April 26, 2000.

                    INFORMATION REGARDING THE ANNUAL MEETING

    GENERAL. We are furnishing this proxy statement to holders of common stock in connection with the solicitation of proxies by our board of directors for use at the annual meeting, and any adjournments thereof. Each copy of this Proxy Statement being mailed or delivered to our stockholders is accompanied by a proxy card and the Notice of Annual Meeting of Stockholders. Our Annual Report to Stockholders and Annual Report on Form 10-K, including financial statements for the year ended December 31, 1999, accompany but do not constitute part of this Proxy Statement.

    PROPOSALS. We will hold the annual meeting on the Concourse Level at 1285 Avenue of the Americas, New York, New York, on Tuesday, May 16, 2000, beginning at 10:00 a.m., Eastern Daylight time. At the annual meeting, we will ask holders of our class A common stock to consider and vote as a separate class upon the election of three members to our board of directors to serve a one-year term as class A directors (Proposal 1). We will also ask holders of the class A common stock together with holders of the class B common stock to consider and vote as a single class upon (i) the approval and adoption of an amendment to our 1998 Incentive Stock Plan increasing the number of shares of class A common stock that may be issued under the plan from 40,000,000 to 60,000,000 (Proposal
2) and (ii) the ratification of the selection of Ernst & Young LLP as our independent accountants for the year ending December 31, 2000 (Proposal 3), and such other matters as may properly come before the annual meeting.

    Our board of directors knows of no business that will be presented for consideration at the annual meeting other than the matters described in this proxy statement.

    PROXIES. The proxies named on the accompanying proxy cards will vote the shares that are subject to all properly executed proxy cards delivered pursuant to this solicitation and not revoked at the annual meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals. You should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the proxies will vote the shares of class A common stock represented by a signed proxy card "FOR" Proposal 1 and the shares of common stock represented by a signed proxy card will be voted "FOR"

Proposals 2 and 3 each as listed on the proxy card. If any other matters properly come before the annual meeting, the proxies will vote upon such matters according to their judgment.

    All proxy cards delivered pursuant to this solicitation are revocable at any time prior to the annual meeting at the option of the persons executing them by giving written notice to our corporate Secretary, by delivering a later dated proxy card or by voting in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of a proxy. You should address any written notices of revocation and other communications with respect to revocations of proxies to: Metromedia Fiber Network, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Arnold L. Wadler, Secretary.

    We will initially solicit proxies by mail, but directors, officers and selected employees may solicit proxies from you personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. We also will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and we will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by us.

    RECORD DATE; QUORUM. Only holders of record of common stock as of the close of business on March 27, 2000, the record date, will be entitled to notice of and to vote at the annual meeting. As of the record date, there were 475,015,612 shares of class A common stock outstanding and entitled to vote at the annual meeting, held by approximately 465 stockholders of record, which number includes nominees for an undeterminable number of beneficial owners, with each share entitled to one vote, and 67,538,544 shares of class B common stock outstanding and entitled to vote at the annual meeting held by five stockholders of record, with each share entitled to ten votes. The presence, in person or by proxy, of one-third of the total votes of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Except with respect to broker non-votes, the consequences of which are described below, shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the annual meeting and shares of common stock held by persons in attendance at the annual meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum but will not be voted for or against such proposal. Because of the vote required (see below) to approve the proposals presented at the annual meeting, abstentions will have the effect of a vote against such proposal (other than Proposal 1). We will consider shares as to which a broker indicates it has no discretion to vote and which are not voted as not present at such meeting for purposes of proposals presented at the annual meeting. Because of the vote required to approve the proposals at the annual meeting, broker non-votes will have no effect on the outcome of the vote on any of such proposals. With respect to the election of directors, we will disregard abstentions and broker non-votes, and they will have no effect on the vote.

    VOTE REQUIRED. The affirmative vote of the holders of a plurality of shares of class A common stock, voting as a separate class, present in person or represented by proxy at the annual meeting, will be required to elect each of the class A directors to our board of directors. The affirmative vote of the holders of a majority of votes represented by shares of class A common stock and class B common stock, voting as a single class, present in person or represented by proxy at the annual meeting, will be required to approve and adopt each of the matters identified in this proxy statement as being presented to holders of shares of both classes of common stock at the annual meeting, each of which will be voted upon separately at the annual meeting. In voting on each such matter, holders of class A common stock are entitled to one vote per share and holders of class B common stock are entitled to ten votes per share.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table provides you with certain information, as of March 27, 2000, the record date, regarding the beneficial ownership of our voting stock after giving effect to our stock splits by (i) each of our directors and director nominees, (ii) each person whom we believe beneficially owns more than 5% of our outstanding voting stock, (iii) each named executive officer and
(iv) all our executive officers and directors as a group. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, each stockholder listed below has sole voting and investment power of the shares beneficially owned by such person.

                                          CLASS A                      CLASS B
                                      COMMON STOCK(1)              COMMON STOCK(2)
                                 --------------------------   -------------------------
                                   NUMBER          PERCENT      NUMBER         PERCENT        PERCENT OF
                                  OF SHARES        OF CLASS   OF SHARES        OF CLASS   TOTAL VOTING POWER
                                 -----------       --------   ----------       --------   ------------------
Stephen A. Garofalo............   88,232,224(3)      18.8%            --           --             7.6%
Metromedia Company(4)..........           --           --     62,924,096         93.2%           54.7%
Putnam Investments, Inc........   58,716,938(5)      12.4%            --           --             5.1%
Bell Atlantic Investments,
  Inc..........................   51,116,218(6)      10.8%            --           --             4.4%
FMR Corp.......................   31,053,064(7)       6.5%            --           --             2.7%
Howard M. Finkelstein..........   18,916,000(8)       3.8%            --           --             1.6%
Vincent A. Galluccio...........    2,823,030(9)         *             --           --               *
Gerard Benedetto...............      417,500(10)        *             --           --               *
Nicholas M. Tanzi..............      433,760(11)        *             --           --               *
Silvia Kessel..................    1,000,144(12)        *             --           --               *
John W. Kluge..................    4,427,100(13)        *     62,924,096(14)     93.2%           54.7%
David Rockefeller..............    4,067,208(15)        *             --           --               *
Stuart Subotnick...............    3,433,500(16)        *     67,538,544(14)    100.0%           58.8%
Arnold L. Wadler...............    1,154,688(17)        *             --           --               *
Leonard White..................       92,000(18)        *             --           --               *
Sherman Tuan...................    1,849,778(19)        *             --           --               *
David Rand.....................    1,027,850(20)        *             --           --               *
Janus Capital Corporation......   20,907,482(21)      4.4%            --           --             1.8%
All Directors and Executive
  Officers as a Group..........  127,874,782(22)     24.8%    67,538,544        100.0%           67.5%

------------------------

*   less than 1.0%

(1) The percent of class A common stock shown does not include outstanding shares of class B common stock or shares of class A common stock issuable upon conversion of the class B common stock.

(2) The shares of class B common stock are convertible into shares of class A common stock at the rate of one share of class A common stock for each share of class B common stock and the holders of shares of class B common stock are entitled to 10 votes per share.

(3) Includes presently exercisable options to purchase 6,084,000 shares of class A common stock at an exercise price of $0.123 per share of which 5,764,000 shares are held by the Stephen A. Garofalo 1999 Annuity Trust No. 1 and 320,000 shares are held by the Stephen A. Garofalo 1999 Annuity

    Trust No. 2. Mr. Garofalo is the trustee of both trusts. Also includes 813,378 shares of class A common stock owned by the Garofalo
    Foundation, Inc. Mr. Garofalo's address is c/o Metromedia Fiber Network, Inc. One North Lexington Avenue, White Plains, New York 10601.

(4) Metromedia Company's address is 810 Seventh Avenue, 29(th)Floor, New York, New York 10019.

(5) Based solely upon the Schedule 13G/A, dated February 7, 2000, filed by Putnam Investments, Inc. Putnam Investments, Inc.'s address is One Post Office Square, Boston, Massachusetts 02109.

(6) Bell Atlantic Investments, Inc. owns 9.4% of the outstanding shares of class A common stock upon giving effect to the conversion of the outstanding shares of class B common stock into shares of class A common stock. Bell Atlantic Investments, Inc.'s address is 3900 Washington Street, Second Floor, Wilmington, Delaware 19802.

(7) Based solely on the Schedule 13G/A, dated February 14, 2000 filed by FMR Corp., Edward C. Johnson III and Abigail P. Johnson. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109.

(8) Includes presently exercisable options to purchase 18,816,000 shares of class A common stock at an exercise price of $0.123 per share, 40,000 shares of class A common stock owned by the Howard and Susan Finkelstein Foundation, Inc. and 60,000 shares of class A common stock owned by members of Mr. Finkelstein's family. Mr. Finkelstein's employment agreement expires on April 30, 2000 at which time Mr. Finkelstein's employment with us will terminate and Mr. Finkelstein will resign from our board of directors. Upon termination of Mr. Finkelstein's employment with us he will no longer be an executive officer of Metromedia Fiber Network. Mr. Finkelstein's address is c/o Metromedia Fiber Network, Inc., One North Lexington Avenue, White Plains, New York 10601.

(9) Includes presently exercisable options to purchase 2,088,680, 400,000 and 150,000 shares of class A common stock at an exercise price of $0.123, $1.00 and $2.625 per share, respectively and 34,350 shares owned by Mr. Galluccio's spouse.

(10) Includes presently exercisable options to purchase 400,000 shares of class A common stock at an exercise price of $.96875 per share.

(11) Includes presently exercisable options to purchase 163,360 and 150,000 shares of class A common stock at an exercise price of $1.00 and $2.625 per share, respectively. Also, includes 10,400 shares of class A common stock owned by members of Mr. Tanzi's family, with respect to which Mr. Tanzi has been granted a proxy to vote. Mr. Tanzi's address is One North Lexington Avenue, White Plains, New York 10601.

(12) Includes 800,144 and 200,0000 presently exercisable options to acquire shares of class A common stock at an exercise price of $0.123 and $28.5625 per share, respectively. Does not include shares owned by Metromedia Company. Ms. Kessel is employed by Metromedia Company and disclaims beneficial ownership of the shares owned by Metromedia Company.

(13) Consists of 3,727,100 and 700,000 presently exercisable options to acquire shares of class A common stock at an exercise price of $0.123 and $28.5625 per share, respectively. Mr. Kluge's address is c/o Metromedia Company, 810 Seventh Avenue, 29(th) Floor, New York, New York 10019.

(14) Includes 62,924,096 shares owned by Metromedia Company. Messrs. Kluge and Subotnick, Directors of our company, are general partners of Metromedia Company.

(15) Represents 3,787,208 shares owned by DR & Descendants LLC, of which
     Mr. Rockefeller is Managing Member and for which he exercises voting and investment power. Also includes presently exercisable options to purchase 80,000 shares of class A common stock at an exercise price of $1.00 per share. Mr. Rockefeller disclaims beneficial ownership of shares owned by DR &

     Descendants LLC except as to the one-seventh ( 1/7) of the shares attributable to his proportionate interest in the LLC. The other interests of the LLC are owned by Mr. Rockefeller's six children.

(16) Includes 2,733,500 and 700,000 presently exercisable options to acquire shares of class A common stock at an exercise price of $0.123 and $28.5625 per share, respectively. Mr. Subotnick's address is c/o Metromedia Company, 810 Seventh Avenue, 29(th) Floor, New York, New York 10019.

(17) Includes 811,200 and 200,000 presently exercisable options to acquire shares of class A common stock at an exercise price of $0.123 and $28.5625 per share, respectively. Does not include shares owned by Metromedia Company. Mr. Wadler is employed by Metromedia Company and disclaims beneficial ownership of the shares owned by Metromedia Company.

(18) Includes 80,000 presently exercisable options to acquire shares of class A common stock at an exercise price of $1.00 per share.

(19) Includes presently exercisable options to purchase 303,250; 293,750; 23,500; 268,050; 11,750 and 70,500 shares of class A common stock at an exercise price of $0.009; $.0855; $.2555; $2.128; $2.58 and $33.192, respectively.

(20) Includes presently exercisable options to purchase 20,520; 117,500; 23,500; 475,874; 11,750; 235,000 and 70,500 shares of class A common stock at an exercise price of $0.26; $.0855; $.2555; $2.128; $2.58; $11.104 and $8.298,
     respectively.

(21) Based solely on the Schedule 13-G, dated February 17, 2000 filed by Janus Capital Corporation and Thomas H. Bailey. Janus Capital Corporations's address is 100 Fillmore Street, Denver, Colorado 80206-4923.

(22) Includes presently exercisable options to acquire 1,800,000; 303,250; 411,250; 35,060,624; 400,000; 723,360; 20,520; 47,000; 743,924; 23,500;
     300,000; 23,500; 70,500; and 141,000 shares of class A common stock at an exercise price of $28.5625, $0.009; $0.855, $0.123; $.96875; $1.00; $.026;
     $.2555, $2.128; $2.58; $2.625; $11.104; $8.298 and $16.596, respectively.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the directors and executive officers of Metromedia Fiber Network:

NAME                                     AGE                           POSITION HELD
----                                   --------                        -------------
Stephen A. Garofalo..................     48      Chairman of the Board and Chief Executive Officer

Howard M. Finkelstein................     46      Vice Chairman

Nicholas M. Tanzi....................     41      President and Chief Operating Officer

Vincent A. Galluccio.................     54      Senior Vice President and Director

Gerard Benedetto.....................     43      Senior Vice President--Chief Financial Officer

Silvia Kessel........................     49      Executive Vice President and Director

Arnold L. Wadler.....................     56      Executive Vice President, General Counsel, Secretary and
                                                  Director

John W. Kluge........................     85      Director

David Rockefeller....................     84      Director

Stuart Subotnick.....................     58      Director

Leonard White........................     60      Director

Sherman Tuan.........................     46      Director

David Rand...........................     37      Director

DIRECTORS OF METROMEDIA FIBER NETWORK

    The board of directors of Metromedia Fiber Network presently consists of eleven members. Holders of the class B common stock are entitled to elect 75% of the board of directors and holders of the class A common stock are entitled to vote as a separate class to elect the remaining directors. Currently eight of the eleven directors are nominees of the holders of class B common stock and as a result holders of the class B common stock are entitled to fill one vacancy on the board of directors. Members of each class of directors will hold office until their successors are elected and qualified. The directors elected by the holders of the class A common stock are elected by a plurality vote of all votes cast by such holders at each annual meeting of stockholders of Metromedia Fiber Network entitled to vote for such directors. The directors hold office for a one-year term. The class A directors, whose term expires at the annual meeting are Howard M. Finkelstein, Stephen A. Garofalo and Vincent A. Galluccio, and the class B directors are Silvia Kessel, John W. Kluge, David Rockefeller, Stuart Subotnick, Arnold L. Wadler, Sherman Tuan, David Rand and Leonard White. On April 30, 2000, Mr. Finkelstein's employment with us will terminate and at such time Mr. Finkelstein will resign from our board of directors and Nicholas M. Tanzi will be appointed by the board to fill the resulting vacancy.

    For more information regarding each of Metromedia Fiber Network's directors, including biographical information, see "PROPOSAL NO. 1 ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The board of directors held four regular meetings during 1999. In addition, the board of directors took action by unanimous written consent one time in 1999. All directors attended at least 75% of the aggregate total number of meetings of the board of directors and all committees of the board of directors on which they served except that John W. Kluge attended less than 75% of such meetings.

    The board of directors has delegated certain functions to the following standing committees:

    THE EXECUTIVE COMMITTEE. The executive committee was created on December 3, 1997 and is authorized to exercise, to the extent permitted by law, all of the powers of the board of directors in the management or corporate matters including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger in connection with our merger or the merger of any of our subsidiaries. The executive committee took action by unanimous written consent twenty-seven times in 1999. The members of the Executive Committee are Messrs. Stuart Subotnick, Stephen A. Garofalo, Howard M. Finkelstein and
Ms. Silvia Kessel. Upon the resignation of Mr. Finkelstein from our board of directors, Mr. Tanzi will be appointed to the Executive Committee.

    THE AUDIT COMMITTEE. The audit committee is responsible for (a) reviewing the professional services and independence of our independent auditors and the scope of the annual external audit recommended by the independent auditors,
(b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with our independent auditors and our internal auditors, the plan and results of the annual external audit, the adequacy of our internal control systems and the results of our internal audit and (d) reviewing with management and our independent auditors our annual financial statements, financial reporting practices and the results of such external audit. The audit committee held four regular meetings during 1999. The current members of the audit committee are Ms. Silvia Kessel and Messrs. David Rockefeller and Leonard White.

    THE COMPENSATION COMMITTEE. The compensation committee's functions are to review, approve, recommend and report to the board of directors on matters specifically relating to the compensation of our executive officers and other key personnel and to administer our stock option plans. The compensation committee held two meetings during 1999 and took action by unanimous written consent five times during 1999. The current members of the compensation committee are Messrs. Rockefeller and White.

    THE NOMINATING COMMITTEE. The nominating committee's principal function is to identify candidates and recommend to the board of directors nominees for membership on the board of directors. The nominating committee expects normally to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees, provided our stockholders follow procedures specified in our by-laws. These procedures provide that, in order to nominate an individual to the board of directors, a stockholder must provide timely notice of such nomination in writing to the secretary of Metromedia Fiber Network and a written statement by the candidate of his or her willingness to serve. The notice must include the information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, along with the name, record address, class and number of shares of common stock beneficially owned by the stockholder giving such notice. To be timely, notice must be received by us not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given, such notice must be received within 10 days following the earlier of
(i) public disclosure by us of the date of the annual or special meeting at which directors are to be elected or (ii) the day on which such notice of the date of the meeting was mailed. For purposes of this notice requirement, disclosure will be deemed to be first made when disclosure of such date of the annual or special meeting of stockholders is first made in a press release reported by the Dow Jones News Service, Associated Press or other comparable national news services, or in a document which has been publicly filed by us with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. Any such nominations should be submitted in writing to Metromedia Fiber Network, Inc., One Meadowlands Plaza, East Rutherford, New Jersey, 07073, Attention: Secretary. The nominating committee recommends individuals to serve as directors and includes members who have been elected by the class B stockholders. The nominating committee took action by unanimous written consent one time during 1999. The current members of the nominating committee are Arnold L. Wadler, Vincent A. Galluccio and Silvia Kessel.

COMPENSATION OF DIRECTORS

    During 1999, each director of Metromedia Fiber Network who was not an officer, employee or affiliate of Metromedia Fiber Network was entitled to receive a $20,000 annual retainer plus a separate attendance fee of $1,200 for each meeting of the board of directors attended in person or $500 for each meeting of the board of directors in which the non-employee director participated by conference telephone call. Members of committees of the board of directors are paid $500 for each meeting attended. In addition, our 1998 and 1997 Incentive Stock Plans entitle any non-employee director who meets the criteria for "outside director" under Section 162(m) of the Internal Revenue Code ("Independent Directors") and who first serves on the board of directors after the adoption of the Incentive Stock Plans to receive awards under such plans of 80,000 shares of class A common stock, each having an exercise price equal to the fair market value of a share of class A common stock on the date of grant. Awards to non-employee directors under the 1998 Incentive Stock Plan will be aggregated with awards under the 1997 Incentive Stock Plan so that total awards will not exceed 80,000 shares of class A common stock.

    In addition, on September 16, 1999, we granted to each of Mr. Tuan and Mr. Rand options to purchase 1,000,000 shares of class A common stock at an exercise price of $13.1875 per share in connection with their respective employment agreements with our wholly-owned subsidiary AboveNet
Communications Inc.

EXECUTIVE OFFICERS OF METROMEDIA FIBER NETWORK

    Set forth below is the background of each of Metromedia Fiber Network's executive officers other than those who are also directors (for the backgrounds of each of Metromedia Fiber Network's directors, including biographical information, see "PROPOSAL NO. 1 ELECTION OF DIRECTORS" below).

    GERARD BENEDETTO has been Senior Vice President--Chief Financial Officer since May 1999 and was Vice President-Chief Financial Officer from
February 1998 until May 1999. From July 1995 to January 1998, he was Vice President-Chief Accounting Officer at Metromedia International
Telecommunications, Inc. From October 1993 to July 1995 he was Vice President-Chief Financial Officer at Metromedia Restaurant Group. From
February 1985 to October 1993, he was Vice President-Chief Financial Officer at Metromedia Communications Corporation.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to the Chief Executive Officer and our four other most highly compensated executive officers whose individual compensation exceeded $100,000 during the years ended December 31, 1999, December 31, 1998 and December 31, 1997 for services rendered in all capacities to us and our subsidiaries. The persons listed in the table below are referred to as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                        ANNUAL COMPENSATION                 COMPENSATION AWARDS
                                                -----------------------------------   -------------------------------
                                                                       OTHER ANNUAL   NUMBER OF SHARES    ALL OTHER
                                                                       COMPENSATION      UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR     SALARY($)   BONUS($)      ($)(1)      STOCK OPTIONS(2)       ($)
---------------------------          --------   ---------   --------   ------------   ----------------   ------------
Stephen A. Garofalo................    1999      368,231    100,000       24,149                 --            --
Chairman and Chief                     1998      328,385    100,000       23,301                 --            --
Executive Officer                      1997      295,000     50,000       14,157          6,084,000(3)

Howard M. Finkelstein..............    1999      361,923    100,000       24,149                 --            --
Vice Chairman (4)                      1998      321,462    100,000       24,074                 --            --
                                       1997      196,756     50,000       11,769         24,336,000(5)

Nicholas M. Tanzi..................    1999      209,616     92,000        5,585          1,150,000(7)         --
President and Chief Operating          1998      158,000     65,000        2,819            600,000(8)         --
  Officer(6)                           1997           --         --           --          1,443,360(9)

Vincent A. Galluccio...............    1999      201,000     36,680        6,448                 --            --
Senior Vice President                  1998      183,400     15,000        1,673            600,000(10)        --
                                       1997      181,522         --           --          4,963,680(11)

Gerard Benedetto...................    1999      222,500     36,285        5,661            150,000(13)        --
Senior Vice President-Chief            1998      181,423         --        3,355          2,200,000(14)        --
  Financial Officer(12)                1997           --         --           --                 --            --

------------------------

(1) Includes amounts paid as automobile allowance, insurance premiums and 401(k) matching funds.

(2) This information gives effect to our 1998, 1999 and April 17, 2000 stock splits.

(3) Includes presently exercisable options to purchase 6,084,000 shares of class A common stock at an exercise price of $0.123 per share of which 5,764,000 are held by the Stephen A. Garofalo 1999 Annuity Trust No. 1 and 320,000 are held by the Stephen A. Garofalo 1999 Annuity Trust No. 2.
    Mr. Garofalo is the trustee of both trusts. Also includes 813,378 shares of class A common stock owned by the Garofalo Foundation, Inc.

(4) Officer served as the company's Chief Operating Officer and President during 1999 and was promoted to Vice Chairman in January 2000. Mr. Finkelstein's employment agreement expires on April 30, 2000 at which time
    Mr. Finkelstein's employment with us will terminate and Mr. Finkelstein will resign from our board of directors. Upon the termination of Mr. Finkelstein's employment with us he will no longer be an executive officer of Metromedia Fiber Network.

(5) Includes presently exercisable options to purchase 18,816,000 shares of class A common stock at an exercise price of $.123 per share and the options to purchase 5,520,000 shares of class A common stock which the officer exercised during 1999.

(6) Mr. Tanzi was hired by Metromedia Fiber Network during 1998 thus preceding years' compensation is not applicable. Mr. Tanzi served as the company's Senior Vice President--Sales during 1999 until his promotion to Chief Operating Officer and President in January 2000.

(7) Represents options to purchase 150,000 shares of class A common stock at an exercise price of $13.1875 per share which become exercisable ratably over a four year period commencing September 16, 2000 and 1,000,000 shares of class A common stock at an exercise price of $19.875 per share which become exercisable ratably over a four year period commencing December 14, 2000.

(8) Includes presently exercisable options to purchase 150,000 shares of class A common stock at an exercise price of $2.625 per share and options to purchase 450,000 shares of class A common stock at an exercise price of $2.625 per share which become exercisable ratably over a three year period commencing August 31, 2000.

(9) Includes presently exercisable options to purchase 1,760 and 571,600 shares of class A common stock at an exercise price of $.477and $1.00 per share, respectively and options to purchase 241,600 and 28,400 shares of class A common stock which the officer exercised during 1999. Also, includes 600,000 shares of class A common stock that will become exercisable ratably over a two year period commencing October 28, 2000.

(10) Includes presently exercisable options to purchase 150,000 shares of class A common stock at $2.625 per share and options to purchase 450,000 shares of class A common stock at an exercise price of $2.625 per share that become exercisable ratably over a three year period commencing August 31, 2000.

(11) Includes presently exercisable options to purchase 2,263,680 and 500,000 shares of class A common stock at an exercise price of $.123 and $1.00 respectively and the options to purchase 900,000 shares of class A common stock which the officer exercised in 1998 and 1999 at an exercise price of $.123 per share and 100,000 shares of class A common stock which the officer exercised in 1999 at an exercise price of $1.00 per share. Also, includes options to purchase 600,000 shares of class A common stock at an exercise price of $1.00 per share that will become exercisable ratably over a two year period commencing October 28, 2000.

(12) Mr. Benedetto was hired by Metromedia Fiber Network during 1998, thus preceding years' compensation is not applicable.

(13) Represents options to purchase shares of class A common stock at an exercise price of $13.1875 per share which become exercisable ratably over a four year period commencing September 16, 2000.

(14) Includes presently exercisable options to purchase 400,000 shares of class A common stock at an exercise price of $.9685 per share and options to purchase 550,000 shares of class A common stock which the officer exercised in 1999. Also includes options to purchase 800,000 shares of class A common at an exercise price of $.9685 per share that will become exercisable ratably over a two year period commencing January 6, 2001 and options to purchase 450,000 shares of class A common stock at an exercise price of $2.625 per share that will become exercisable ratably over a three year period commencing August 31, 2000.

    During 1999, Mr. Wadler and Ms. Kessel, each of whom serves as an executive officer of Metromedia Fiber Network, were employed and paid by Metromedia Company pursuant to a management agreement with Metromedia Company dated as of January 2, 1998, as amended. Please refer to the section in this proxy statement entitled "Certain Relationships and Related Transactions-Management Agreement." We did not pay any other amounts to the named executive officers during 1999, 1998 or 1997.

                               OPTION/SAR GRANTS
                    DURING THE YEAR ENDED DECEMBER 31, 1999

    The following table sets forth individual grants of stock options by us pursuant to our 1997 and 1998 Incentive Stock Plans or otherwise to the named executive officers during the fiscal year ended December 31, 1999.

                                                       % OF TOTAL
                              NUMBER OF SECURITIES     GRANTED TO
                                   UNDERLYING          EMPLOYEES        EXERCISE     EXPIRATION      GRANT DATE
NAME                          OPTIONS GRANTED (#)    IN FISCAL YEAR   PRICE ($/SH)      DATE      VALUATION ($)(1)
----                          --------------------   --------------   ------------   ----------   ----------------
Stephen A. Garofalo.........        --                  --                 --           --              --
Howard M. Finkelstein.......        --                  --                 --           --              --
Nicholas M. Tanzi...........         150,000               1%           $13.1875       9/16/09       $ 1,411,500
                                   1,000,000               6%           $19.875       12/14/09       $14,270,000
Vincent A. Galluccio........        --                  --                 --           --              --
Gerard Benedetto............         150,000               1%           $13.1875       9/16/09       $ 1,411,500

------------------------

(1) The modified Black-Scholes method of option valuation has been used to determine grant date present value. The assumptions used in the Black-Scholes option valuation calculations are (i) an estimated future annual stock price volatility of 86.7%; (ii) a ten-year strip rate of 5.89%-6.46%; (iii) a future dividend yield of 0%; and (iv) an expected life of five years.

                      AGGREGATED OPTION EXERCISES IN 1999
                   AND FISCAL YEAR-END OPTION AND SAR VALUES

    The following table sets forth information concerning the exercise of options by the named executive officers during the 1999 fiscal year and the number of unexercised options and SARs beneficially held by such officers as of the end of the 1999 fiscal year.

                                                        NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                         SHARES          VALUE            OPTIONS AND SARS         IN THE MONEY OPTIONS/SARS
                        ACQUIRED        REALIZED        AT FISCAL YEAR-END(#)        AT FISCAL YEAR-END($)
NAME                   ON EXERCISE        ($)         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                   -----------   --------------   -------------------------   ----------------------------
Stephen A.
  Garofalo...........      --        $     --               6,084000/0             $          --
Howard M.
  Finkelstein........   5,520,000       103,807,050        18,816,000/0                 448,683,984/0
Nicholas M. Tanzi....     270,000         3,847,746      723,360/1,050,000          16,368,027/23,386,200
Vincent A.
  Galluccio..........     400,000         4,296,495     2,913,680/1,050,000         68,944,246/24,567,450
Gerard Benedetto.....     550,000         8,769,422      400,000/1,400,000           8,537,600/28,297,225

------------------------

(1) Calculated based on a closing price for the class A common stock of $23.969 per share reported by the Nasdaq National Market on December 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    TRADEMARK LICENSE AGREEMENT. We are a party to a license agreement with Metromedia Company, pursuant to which Metromedia Company has granted us a nonexclusive, nontransferable, nonassignable right and license, without the right to grant sublicenses, to use the trade name, trademark and corporate name Metromedia in the United States and worldwide, royalty-free for a term of 10 years. The license agreement with Metromedia Company can be terminated by Metromedia Company upon one month's prior written notice in the event that:

    (1) Metromedia Company or its affiliates own less than 20% of the common stock;

    (2) a change in control of Metromedia Fiber Network occurs; or

    (3) any of the stock or all or substantially all of the assets of any of our subsidiaries are sold or transferred, in which case, the license agreement with Metromedia Company will terminate with respect to such subsidiary.

    A change in control of Metromedia Fiber Network is defined as:

    - a transaction in which a person or group, within the meaning of
      Section 13(d)(3) of the Securities Exchange Act of 1934, not in existence at the time of the execution of the Metromedia license agreement becomes the beneficial owner of stock entitling such person or group to exercise 50% or more of the combined voting power of all classes of our stock;

    - a change in the composition of our board of directors whereby a majority of the members are not directors serving on the board of directors at the time of the license agreement with Metromedia Company or any person succeeding such director who was recommended or elected by such directors;

    - a reorganization, merger or consolidation where following consummation thereof, Metromedia Company would hold less than 20% of the combined voting power of all classes of our stock;

    - a sale or other disposition of all or substantially all of our assets; or

    - any transaction the result of which would be that the common stock would not be required to be registered under the Securities Exchange Act of 1934 and the holders of common stock would not receive common stock of the survivor to the transaction which is required to be registered under the Securities Exchange Act of 1934.

    In addition, Metromedia Company has reserved the right to terminate this trademark license agreement in its entirety immediately upon written notice to us if, in Metromedia Company's sole judgment, our continued use of Metromedia as a trade name would jeopardize or be detrimental to the good will and reputation of Metromedia Company.

    We have agreed to indemnify Metromedia Company and hold it harmless against any and all losses, claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and reasonable legal expenses, and other related expenses, arising in connection with the license agreement with Metromedia Company.

    MANAGEMENT AGREEMENT. We are a party to the management agreement under which Metromedia Company provides us with consultation and advisory services relating to legal matters, insurance, personnel and other corporate policies, cash management, internal audit and finance, taxes, benefit plans and other services as we may reasonably request. The management agreement terminates on December 31 of each year, and is automatically renewed for successive one year terms unless either party terminates upon 60 days prior written notice. We are also obligated to reimburse Metromedia Company all its out-of-pocket costs and expenses incurred and advances paid by Metromedia Company in connection with the management agreement. In this agreement, we have agreed to indemnify

Metromedia Company and hold it harmless from and against any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses, including reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any kind imposed on, incurred by or asserted against Metromedia Company in connection with the management agreement. In 1997, Metromedia Company received no money for its out-of-pocket costs and expenses or for interest on advances extended by it to us under the management agreement. For the year ended December 31, 1999, we incurred $1,000,000 to Metromedia Company under this Agreement.

    STOCK SPLITS. On July 23, 1998, the executive committee of the board of directors approved a two-for-one stock split of the shares of class A common stock and class B common stock in the form of a 100% stock dividend. The stock dividend was issued to stockholders of record as of the close of business on August 7, 1998. The stock dividend was issued to stockholders on August 28, 1998. On December 3, 1998, the executive committee of the board of directors approved a two-for-one stock split of the shares of class A common stock and class B common stock in the form of a 100% stock dividend. The stock dividend was issued to stockholders of record as of the close of business on December 8, 1998. The stock dividend was issued to stockholders on December 22, 1998. At our 1999 annual meeting our stockholders approved an amendment to our Certificate of Incorporation to increase the number of authorized shares. A portion of the newly authorized shares were used for the two-for-one stock split approved by the executive committee of the board of directors on April 12, 1999. The stock split was in the form of a 100% stock dividend and was payable to holders of shares of class A common stock and class B common stock at the close of business on May 3, 1999. The payment date of the stock split was May 19, 1999. On
March 2, 2000, the executive committee of the board of directors approved a two-for-one stock split of the shares of class A common stock and class B common stock in the form of a 100% stock dividend. The stock dividend was issued to stockholders of record as of the close of business on March 14, 2000. The stock dividend will be issued to stockholders on April 17, 2000. As of March 27, 2000, adjusted for the effect of the stock split we had 475,015,612 shares of class A common stock outstanding and 67,538,544 shares of class B common stock outstanding. The share and per share amounts set forth in this proxy statement have been adjusted to reflect those stock splits.

                    CERTAIN AGREEMENTS REGARDING EMPLOYMENT

EMPLOYMENT AGREEMENTS

    We have entered into employment agreements with each of the following named executive officers.

    GAROFALO EMPLOYMENT AGREEMENT. Mr. Garofalo's employment agreement, dated as of February 26, 1997, has a five-year term. It provides Mr. Garofalo a base salary of $295,000 for the first year, $335,000 for the second year, $375,000 for the third year, $415,000 for the fourth year and $455,000 for the fifth year. Mr. Garofalo is also entitled to receive an annual incentive bonus to be determined by the compensation committee of the board of directors. The incentive bonus will not be less than $100,000 per year. Mr. Garofalo's employment agreement also provides for other employee benefits such as a car allowance, life insurance, health care and certain disability and death benefits. In addition, Mr. Garofalo was granted options to purchase 6,084,000 shares of class A common stock at an exercise price of $.123 per share. These options are immediately exercisable and expire 10 years from their grant. We registered the shares of class A common stock underlying the options under the Securities Act upon the consummation of our initial public offering.

    Except in the case of disability, we may terminate Mr. Garofalo's employment only for cause upon which termination Mr. Garofalo will have no right to receive any compensation or benefit from us. If the agreement is terminated without cause, or if Mr. Garofalo terminates employment for good reason, we will be obligated to pay Mr. Garofalo an amount equal to the greater of:

    - his monthly base salary as then in effect multiplied by the number of months remaining in the term of his employment as of such termination date and

    - $1,000,000.

    Good reason includes:

    - a reduction in the nature or scope of Mr. Garofalo's titles, authorities, powers, duties or responsibilities;

    - a change in the method or formula for determining the bonus which results in a decrease in the amount of bonus payable to Mr. Garofalo;

    - the removal of Mr. Garofalo as a member of the board of directors, unless such removal occurs after termination of Mr. Garofalo's employment for cause;

    - a sale of all or substantially all of the ownership interests or assets of Metromedia Fiber Network or a merger or consolidation of Metromedia Fiber Network with any other corporation;

    - a change in control of Metromedia Fiber Network, defined as any person or entity becoming a beneficial owner as defined in Rule 13d-3 of the Securities Exchange Act of 1934 directly or indirectly of our securities representing 50% or more of the combined voting power of our then outstanding securities; or

    - a material breach by us of our affirmative or negative covenants or undertakings in the employment agreement and a failure to remedy such breach within 15 days.

    Mr. Garofalo has agreed not to compete with us for a period of one year following termination of his employment agreement. During this non-compete period, Mr. Garofalo will be entitled to receive an amount equal to his base salary as in effect on the date of termination so long as the agreement was not terminated prior to the expiration of the term by either party.

    FINKELSTEIN EMPLOYMENT AGREEMENT. Mr. Finkelstein's employment agreement, dated as of April 30, 1997, has a three year term and will expire on April 30, 2000. It provides Mr. Finkelstein with a base salary of $295,000 for the first year, $335,000 for the second year and $375,000 for the third year.

Mr. Finkelstein is also entitled to receive an annual incentive bonus to be determined by the compensation committee of the board of directors. The incentive bonus will not be less than $100,000 for each year. Mr. Finkelstein's employment agreement also provides for other employee benefits such as a car allowance, life insurance, health care, and certain disability and death benefits. In addition, Mr. Finkelstein was granted options to purchase 24,336,000 shares of class A common stock at an exercise price of $.123 per share, which options are immediately exercisable and expire 10 years from their grant. We registered such shares of class A common stock under the Securities Act on Form S-8 upon the consummation of our initial public offering.

    Except in the case of disability, we may terminate Mr. Finkelstein's employment only for cause upon which termination Mr. Finkelstein will have no right to receive any compensation or benefit from us. If the agreement is terminated without cause or if Mr. Finkelstein terminates employment for good reason, we will be obligated to pay to Mr. Finkelstein his base salary, bonus and benefits that are accrued and unpaid as of the date of termination as well as an amount equal to one and a half times his base salary as then in effect.

    Good reason includes:

    - a reduction in the nature or scope of Mr. Finkelstein's titles, authorities, powers, duties or responsibilities;

    - a change in the method or formula for determining the bonus which results in a decrease in the amount of bonus payable to Mr. Finkelstein;

    - the removal of Mr. Finkelstein as a member of the board of directors, unless such removal occurs after termination of Mr. Finkelstein's employment for cause;

    - a sale of all or substantially all of the ownership interests or assets of Metromedia Fiber Network or a merger or consolidation of Metromedia Fiber Network with any other corporation;

    - a change in control of Metromedia Fiber Network, defined as any person or entity, other than Mr. Garofalo, becoming a beneficial owner as defined in Rule 13d-3 of the Securities Exchange Act of 1934 directly or indirectly of our securities representing 50% or more of the combined voting power of our then outstanding securities; or

    - a material breach by us of our affirmative or negative covenants or undertakings in the employment agreement and a failure to remedy such breach within 15 days.

    Mr. Finkelstein has agreed not to compete with us for a period of one year following termination of his employment agreement. During this non-compete period, Mr. Finkelstein will be entitled to receive an amount equal to his base salary as in effect on the date of termination so long as the agreement was not terminated prior to the expiration of the term by either party.

    TANZI EMPLOYMENT AGREEMENT. Mr. Tanzi's employment agreement, dated as of August 31, 1998, has a two year term. It provides Mr. Tanzi with a minimum base salary of $175,000 for each year. Mr. Tanzi is also entitled to receive an annual incentive bonus, which is dependent upon our performance, to be determined by the compensation committee of the board of directors. If approved by the compensation committee, the incentive bonus has a target of 40% of Mr. Tanzi's base salary. Mr. Tanzi's employment agreement also provides for other employee benefits such as the right to participate in all group health and insurance programs. In addition, Mr. Tanzi was granted options to purchase 600,000 shares of class A common stock at an exercise price of $2.625 per share. These shares have been registered under the Securities Act on Form S-8.

    Except in the case of disability or change of control, we may terminate
Mr. Tanzi's employment only for cause upon which termination Mr. Tanzi will have no right to receive any compensation or benefit from us. If Mr. Tanzi's employment is terminated for any reason other than for cause or in the event that there is a change of control of Metromedia Fiber Network and Mr. Tanzi is requested in connection with such change of control to perform his duties under this agreement on a regular, full-time basis at a location further than 75 miles from Mr. Tanzi's current principal office location, Mr. Tanzi, in his sole and absolute discretion, may deem this agreement to be terminated by us without cause. Upon such termination, Mr. Tanzi will be entitled to receive his base salary for the remaining term of his employment agreement, all previously earned and accrued entitlements and benefits from us and our employee benefit plans and an amount equal to 25% of Mr. Tanzi's base salary. Mr. Tanzi has agreed not to compete with us or any affiliated company for a period of two years following termination of his employment agreement.

    GALLUCCIO EMPLOYMENT AGREEMENT. Mr. Galluccio's employment agreement, dated as of August 31, 1998, has a one year term which has been extended for an additional one year term and provides Mr. Galluccio with a minimum base salary of $183,400. Mr. Galluccio is also entitled to receive an annual incentive bonus, which is dependent upon our performance, to be determined by the compensation committee of the board of directors. If approved by the compensation committee, the incentive bonus has a target of 20% of Mr. Galluccio's base salary. Mr. Galluccio's employment agreement also provides for other employee benefits such as the right to participate in all group health and insurance programs. In addition, Mr. Galluccio was granted options to purchase 600,000 shares of class A common stock at an exercise price of $2.625 per share. These shares have been registered under the Securities Act on Form S-8.

    Except in the case of disability or a change of control, we may terminate Mr. Galluccio's employment only for cause upon which termination Mr. Galluccio will have no right to receive any compensation or benefit from us. If
Mr. Galluccio's employment is terminated for any reason other than for cause or in the event that there is a change of control of Metromedia Fiber Network and Mr. Galluccio is requested in connection with such change of control to perform his duties under this agreement on a regular, full-time basis at a location further than 75 miles from Mr. Galluccio's current principal office location, Mr. Galluccio, in his sole and absolute discretion, may deem this agreement to be terminated by us without cause. Upon such termination, Mr. Galluccio will be entitled to receive his base salary for the remaining term of his employment agreement, all previously earned and accrued entitlements and benefits from us and our employee benefit plans and an amount equal to 25% of Mr. Galluccio's base salary. Mr. Galluccio has agreed not to compete with us or any affiliated company for a period of two years following the termination of his employment agreement.

    BENEDETTO EMPLOYMENT AGREEMENT. Mr. Benedetto's employment agreement, dated as of August 31, 1998, has a three and one-half year term. It provides
Mr. Benedetto with a minimum base salary of $200,000 for each year.
Mr. Benedetto is also entitled to receive an annual incentive bonus, which is dependent upon our performance, to be determined by the compensation committee of the board of directors. If approved by the compensation committee, the incentive bonus has a target of 20% of Mr. Benedetto's base salary.
Mr. Benedetto's employment agreement also provides for other employee benefits such as the right to participate in all group health and insurance programs. In addition, Mr. Benedetto was granted options to purchase 600,000 shares of class A common stock at an exercise price of $2.625 per share. These shares have been registered under the Securities Act on Form S-8.

    Except in the case of disability or a change of control, we may terminate Mr. Benedetto's employment only for cause upon which termination Mr. Benedetto will have no right to receive any compensation or benefit from us. If
Mr. Benedetto's employment is terminated for any reason other than for cause or in the event that there is a change of control of Metromedia Fiber Network and Mr. Benedetto is requested in connection with such change of control to perform his duties under this agreement on a regular, full-time basis at a location further than 75 miles from Mr. Benedetto's current principal office location, Mr. Benedetto, in his sole and absolute discretion, may deem this agreement to be terminated by us without cause. Upon such termination, Mr. Benedetto will be entitled to receive his base salary for the remaining term of his employment agreement, all previously earned and accrued entitlements and benefits from us and our employee benefit plans and an amount equal to 25% of Mr. Benedetto's base salary.
Mr. Benedetto has agreed not to compete with us or any affiliated company for a period of two years following termination of his employment agreement.

1997 AND 1998 INCENTIVE STOCK PLANS

    Metromedia Fiber Network has adopted the 1997 and the 1998 Incentive Stock Plans pursuant to which key employees, officers and directors (including independent directors and members of the compensation committee) of Metromedia Fiber Network and its subsidiaries who have substantial responsibility in the direction of Metromedia Fiber Network and its subsidiaries, and others whom the option committee determines provide substantial and important services to the company may be granted (i) incentive stock options ("ISOs") and/or
(ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options"). The aggregate number of shares of the class A common stock that may be the subject of Stock Options under the Incentive Stock Plans is 56,000,000 (16,000,000 under the 1997 Incentive Stock Plan and 40,000,000 under the 1998 Incentive Stock Plan) and the maximum number of shares of class A common stock available with respect to Stock Options granted to any one grantee is 4,000,000 (1,600,000 under the 1997 Incentive Stock Plan and 2,400,000 under the 1998 Incentive Stock Plan) shares.

    The exercise price of all ISOs is the fair market value of the class A common stock on the date of grant (or 110% of such fair market value with respect to ISOs granted to persons who own stock possessing more than 10% of the voting rights of Metromedia Fiber Network's capital stock) and the exercise price of all NQSOs is determined by the compensation committee, although the initial awards will be made at fair market value of the class A common stock on the date of grant. Stock Options vest and become exercisable over a period of years, as determined by the compensation committee, and have a term not to exceed ten years.

    If a grantee's employment with us is terminated because of the grantee's death, or the grantee's retirement on or after attaining the age which the company may from time to time establish as the retirement age for any class of its employees or the age specified in the employment agreement with such grantee prior to the date when the Stock Option is by its terms exercisable, the Stock Option will be immediately exercisable as of the date of the termination of the grantee's employment, subject to the other terms of the Incentive Stock Plans. Upon a "change in control" of Metromedia Fiber Network (as defined in the Incentive Stock Plans) each holder of a Stock Option granted under the 1997 Incentive Stock Plan will have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon and the right, exercisable by written notice within 60 days after the change in control, to receive in exchange for the surrender of an option an amount of cash equal to the difference between the fair market value of the class A common stock on the date of exercise and the exercise price of the Stock Option. For options granted under the 1998 Incentive Stock Plan on or after November 13, 1998, in the event of a change in control, the board of directors may in its sole discretion determine (i) that each holder of such a Stock Option will have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon, and /or (ii) each holder of such a Stock Option will have the right, exercisable by written notice within 60 days after the change of control, to receive in exchange for the surrender of a Stock Option an amount of cash equal to the difference between the fair market value of the Class A Common Stock on the date of exercise and the exercise price of the Stock Option. Alternatively, the board of directors may in its sole discretion determine to take neither action. Upon a grantee's termination of employment from Metromedia Fiber Network or a subsidiary on account of disability, the grantee or the legal representative of the grantee will have the right for a period of one year following the date of such termination to exercise a Stock Option to the extent such award is exercisable and to the extent such Stock Option has not yet expired. In the event the grantee's employment with us is terminated for any reason other than disability, death or retirement, the grantee may exercise a Stock Option within three months after his or her termination of employment.

    On March 13, 2000, our board of directors voted to amend our 1998 Incentive Stock Plan to increase the number of shares available for the grant of options under the plan from 40,000,000 to 60,000,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. (See PROPOSAL 2--AMENDMENT OF 1998 INCENTIVE STOCK PLAN)

INDEMNIFICATION AGREEMENTS

    We have entered into indemnification agreements with certain officers and directors. The indemnification agreements provide for indemnification of such directors and officers to the fullest extent authorized or permitted by law. The indemnification agreements also provide that

    (1) we will advance all expenses incurred by the director or officer in defending certain litigation,

    (2) we will appoint in specified circumstances an independent legal counsel to determine whether the director or officer is entitled to indemnification and

    (3) we will continue to maintain directors' and officers' liability insurance, which currently consists of $25.0 million of primary coverage.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all reports that they file under Section 16(a). To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 1999, except Stuart Subotnick, Howard M. Finkelstein and Stephen A. Garofalo each inadvertently failed to file, when due, a Form 4 relating to one transaction during the fiscal year ended December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee consists of Messrs. Rockefeller and White. Neither member of the compensation committee served as an officer or employee of Metromedia Fiber Network or any of its subsidiaries during 1999. There were no material transactions between us and any of the members of the compensation committee during 1999.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The compensation committee of the board of directors is comprised entirely of independent directors and is responsible for developing and making recommendations to the board with respect to our executive compensation policies.

    The following report of the compensation committee discusses our executive compensation policies and the basis of the compensation paid to our executive officers in 1999:

        In general, the compensation committee seeks to link the compensation paid to each executive officer to the performance of such executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

        There are three elements in Metromedia Fiber Network's executive total compensation program, all determined by individual and corporate performance as specified in the various employment agreements:

       - Base salary

       - Annual incentive

       - Long-term incentive

    BASE SALARY

        The Summary Compensation Table shows amounts earned during 1999 by the company's executive officers. The base compensation of such executive officers is set by the terms of the employment agreement entered into with each such executive officer. Metromedia Fiber Network established base salaries prior to its initial public offering in 1997 for Mr. Garofalo's and Mr. Finkelstein's executive employment agreements. The company established the base salaries for the other executive employment agreements in August of 1998.

    ANNUAL INCENTIVES

        Each executive officer is entitled to an annual incentive bonus as determined by the compensation committee based on such executive officer's performance during the previous calendar year. The cash bonuses awarded to the company's chief executive officer and president in 1999 were determined based on provisions of their respective employment agreements. The cash bonuses awarded to the company's senior vice presidents were determined by management and approved by the compensation committee.

    LONG-TERM INCENTIVES

        The company grants long-term incentive awards periodically to align a significant portion of the executive compensation program with shareholder interests. Executives are eligible to participate in the 1997 and 1998 Incentive Stock Plans. On September 16, 1999 the compensation committee approved and the company granted to Mr. Tanzi, currently the president and chief operating officer, and Mr. Benedetto, senior vice president-chief financial officer, stock options to purchase 150,000 shares of class A common stock at an exercise price of $26.375 per share, which was the fair market value of such shares on the date of grant. On December 14, 1999 the company granted options to purchase 1,000,000 shares of class A common stock to Mr. Tanzi at an exercise price of $19.875 per share, which was the fair market value of such shares on the date of grant.

        CHIEF EXECUTIVE OFFICER COMPENSATION. The Summary Compensation Table shows amounts earned during 1999 by the company's chairman and chief executive officer, Stephen A. Garofalo. Mr. Garofalo's employment agreement sets his base compensation. During 1999, Mr. Garofalo was paid a bonus of $100,000 in accordance with the terms of his employment agreement. No additional stock option grants were awarded to Mr. Garofalo during 1999.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). One of the factors the compensation committee considers in connection with compensation matters is the anticipated tax treatment to the company and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. Accordingly, the compensation committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

    The foregoing report of the compensation committee shall not be deemed to be incorporated by reference into any filing of Metromedia Fiber Network under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Metromedia Fiber Network specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                                        Submitted by the Compensation Committee
                                        of Metromedia Fiber Network, Inc.'s
                                        Board of Directors as of April 17, 2000

                                        David Rockefeller
                                        Leonard White

PERFORMANCE GRAPH

    The following graph sets forth the total stockholder return on our class A common stock as compared to the Nasdaq Stock Market Composite Index, a broad based capitalization-weighted index of all NASDAQ National Market and Smallcap Stocks, and the NASDAQ Telecommunications Stock Index, a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector, for the period commencing on October 29, 1997, the date of our initial public offering, and ending December 31, 1999. The total stockholder return assumes $100 invested on October 29, 1997 in Metromedia Fiber Network's Class A Common Stock, the Nasdaq Stock Market Composite Index and the NASDAQ Telecommunications Stock Index, and reinvestment of dividends paid.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         METROMEDIA FIBER NETWORK, INC., NASDAQ STOCK MARKET COMPOSITE
                INDEX AND NASDAQ TELECOMMUNICATIONS STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            METROMEDIA FIBER      NASDAQ          NASDAQ
               Network, Inc.  Composite Index  Telecom Index
10/29/1997              $100             $100           $100
12/31/1997              $104              $98           $104
12/31/1998              $838             $138           $171
12/31/1999            $2,397             $256           $346

                                            10/29/1997   12/31/97   12/31/98   12/31/99
                                            ----------   --------   --------   --------
Metromedia Fiber Network, Inc.............      100        104        838       2,397
NASDAQ Stock Market Composite Index.......      100         98        137         256
NASDAQ Telecommunications Stock Index.....      100        104        170         346

                  PROPOSAL NO. 1 ELECTION OF CLASS A DIRECTORS

    The following table sets forth certain information with respect to the members of our board of directors, including the incumbent directors
(Messrs. Galluccio, Garofalo and Tanzi) who have been nominated by the board of directors for re-election as class A directors at the annual meeting.

    The board of directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the board of directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of class A common stock presented in person or represented by proxy at the annual meeting will be required to elect each of the three class A directors to Metromedia Fiber Network's board.

                                                                                     CLASS OF    DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS    AGE      DIRECTORS    SINCE
------------------------------------------------------------------------  --------   ---------   --------
Nicholas M. Tanzi.................................................           41       Class A      2000

  Mr. Tanzi has been our President and Chief Operating Officer since
  January 2000 and a Director since April 2000. He served as Senior Vice
  President from August 1999 to January 2000 and as Senior Vice
  President--Sales from August 1997 to July 1999. Prior to joining
  Metromedia Fiber Network, Mr. Tanzi served as Vice President--
  Enterprise Networks Division at Fujitsu Business Communications
  Systems from March 1995 until July 1997 and prior to that Mr. Tanzi served as Director of Sales, Eastern Region, Asante Technologies Inc.
  from April 1993 until February 1995.

Vincent A. Galluccio..............................................           54       Class A      1997

  Mr. Galluccio has been a Director of the Company since February 1997.
  Most recently, Mr. Galluccio has been in charge of our European expansion. He served as President of our International Optical Network joint venture during 1998 and as a Senior Vice President since
  December 1995. From January 1992 to October 1994, Mr. Galluccio was employed by British Telecommunications plc as a Global Sales Manager for Network Outsourcing Operations. Prior to joining British
  Telecommunications plc, Mr. Galluccio spent 25 years with International Business Machines Corporation in various sales, marketing and business development positions and was involved in both domestic and world trade assignments.

Stephen A. Garofalo...............................................           48       Class A      1993

  Mr. Garofalo founded Metromedia Fiber Network, Inc. in April 1993, and has been serving as Chairman of the Board since our inception and as Chief Executive Officer since October 1996 and served as President from 1993 to 1996 and as Secretary from 1993 to 1997. From 1979 to 1993 Mr. Garofalo served as President and Chief Executive Officer of
  F. Garofalo Electric Co., Inc., an electrical contractor.

                                                                                     CLASS OF    DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS    AGE      DIRECTORS    SINCE
------------------------------------------------------------------------  --------   ---------   --------
Silvia Kessel.....................................................           49       Class B      1997

  Ms. Kessel has served as a Director of the Company since July 1997 and as Executive Vice President since October 1997. Ms. Kessel is a
  Director of Metromedia International Group, Inc. and has served as Chief Financial Officer and Treasurer since 1995 and Executive Vice
  President since 1996. In addition, Ms. Kessel served as Executive Vice
  President of Orion Pictures Corporation, a motion picture production and distribution company, from January 1993 through July 1997 and Senior Vice President and Director from June 1991 to November 1992.
  Ms. Kessel has been Senior Vice President of Metromedia Company since
  1994 and President of Kluge & Company since January 1994 and Managing
  Director from April 1990 to January 1994. Ms. Kessel is a Director and
  Executive Vice President of Big City Radio, Inc., an American Stock
  Exchange listed company that operates radio stations in New York, Los
  Angeles, Chicago and Phoenix. Ms. Kessel is also a Director of Liquid
  Audio, Inc.

John W. Kluge.....................................................           85       Class B      1997

  Mr. Kluge has been a Director of the Company since July 1997. Mr.
  Kluge has been the President and Chairman of Metromedia Company and its predecessor-in-interest, Metromedia, Inc. for over five years. Mr.
  Kluge has been the Chairman of the Board of Metromedia International
  Group, Inc. since 1995. In addition, Mr. Kluge was Chairman of the
  Board and a Director of Orion from 1992 until July 1997. He also serves as a Director of Conair Corporation and Occidental Petroleum
  Corporation.

Stuart Subotnick..................................................           58       Class B      1997

  Mr. Subotnick has been a Director of the Company since July 1997.
  Mr. Subotnick has been the Vice Chairman of the Board of Metromedia
  International Group, Inc. since 1995 and President and Chief Executive
  Officer since December 1996. In addition, Mr. Subotnick served as Vice
  Chairman of the Board of Orion, Inc. from 1992 until July 1997.
  Mr. Subotnick has served as Executive Vice President of Metromedia
  Company, and its predecessor-in-interest, Metromedia, Inc., for over five years. Mr. Subotnick is also a director of Carnival Cruise Lines, Inc. and Chairman of the Board of Big City Radio, Inc.

David Rand........................................................           37       Class B      1999

  Mr. Rand has served as a Director of the Company since September 1999 and as AboveNet's Chief Technology Officer since March 1996, initially as a consultant, and since May 1998 as an employee. Mr. Rand has served as a member of the Internet Engineering Task Force for the past seven years. Mr. Rand authored rfc 1962 and rfc 1663, developed the EtherValve technology, ASAP and APS, as well as co-developed MRTG.
  From September 1995 to May 1998, Mr. Rand was an engineer at Cisco
  Systems, Inc., a router manufacturer. From February 1994 to August
  1995, Mr. Rand was an engineer at Innovative Systems and Technologies, a video compression company. From October1993 to February 1994, Mr.
  Rand was a software engineer at Novell, Inc., a network server company.

                                                                                     CLASS OF    DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS    AGE      DIRECTORS    SINCE
------------------------------------------------------------------------  --------   ---------   --------
David Rockefeller.................................................           84       Class B      1997

  Mr. Rockefeller has served as a Director of the Company since October
  1997. He currently serves as a member of The Chase Manhattan Bank's
  International Advisory Committee, as Chairman of Rockefeller Center
  Properties, Inc. (since 1995) and as a Director of Rockefeller & Co.,
  Inc. (since 1994), a privately owned investment management firm, and its parent corporation, Rockefeller Financial Services, Inc. From 1961 to 1981, Mr. Rockefeller served as Chairman of The Chase Manhattan
  Corporation and The Chase Manhattan Bank, N.A. From 1981 to 1995, he served as Chairman of Rockefeller Group, Inc.

Sherman Tuan......................................................           46       Class B      1999

  Mr. Tuan has served as a Director of the Company since September 1999.
  Mr. Tuan, the founder of AboveNet Communications, Inc., has served as Chief Executive Officer and a Director of AboveNet Communications,
  Inc. since March 1996 and President until January 1998. Mr. Tuan was
  President of InterNex Information Services, Inc., an internet infrastructure provider, from November 1994 to October 1995 and from February 1994 to November 1995 was President of Tiara Computer, Inc., a network equipment manufacturer, which merged with InterNex
  Information Services, Inc. in November 1994. From January 1992 to June
  1993, Mr. Tuan was Vice President of Worldwide Sales and Marketing of
  Primus Technologies, Inc., a provider of problem resolution and knowledge management software, and President of Celerite Graphics, Inc., a manufacturer of video chips. Mr. Tuan received an Electrical
  Engineering degree from Feng-Chia University in Taiwan.

Arnold L. Wadler..................................................           56       Class B      1997

  Mr. Wadler has served as a Director, Executive Vice President, General
  Counsel and Secretary of the Company since October 1997. Mr. Wadler has served as a Director, Executive Vice President, General Counsel and Secretary of Metromedia International Group, Inc. since August 29,
  1996 and, from November 1, 1995 until August 1996 as Senior Vice
  President, General Counsel and Secretary. Mr. Wadler has been a
  Director, Executive Vice President, General Counsel and Secretary of
  Big City Radio, Inc. since December 1997. Mr. Wadler served as a
  Director of Orion, Inc. from 1991 until July 1997 and has been Senior
  Vice President, Secretary and General Counsel of Metromedia Company, and its predecessor-in-interest, Metromedia, Inc., for over five years.

Leonard White.....................................................           60       Class B      1997

  Mr. White has served as a Director of the Company since October 1997.
  Mr. White has served as President and Chief Executive Officer of Rigel
  Enterprises since July 1997. Mr. White served as President and Chief
  Executive Officer of Orion, Inc. from 1992 until 1997 and as President and Chief Executive Officer of Orion Home Entertainment Corporation from 1987 to 1992. Mr. White also serves as a Director of Metromedia
  International Group and Big City Radio, Inc.

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF CLASS A COMMON STOCK VOTE "FOR" THE ELECTION OF MESSRS. GALLUCCIO, GAROFALO AND TANZI AS CLASS A DIRECTORS OF METROMEDIA FIBER NETWORK.

        PROPOSAL NO. 2 AMENDMENT TO OUR 1998 INCENTIVE STOCK OPTION PLAN

    On March 13, 2000, our board of directors voted to amend our 1998 Incentive Stock Plan to increase the number of shares available for the grant of options under the plan from 40,000,000 to 60,000,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. Our board of directors is submitting this amendment to our 1998 Incentive Stock to our stockholders for approval. If the stockholders approve this Proposal 2 to amend the 1998 Incentive Stock Plan, the number of shares available for the grant of options under the plan will be 60,000,000.

    If the stockholders do not approve Proposal 2, the total number of shares that may be issued pursuant to options granted under the plan will remain at 40,000,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like.

    Options constitute a significant portion of the overall compensation of our employees, including its executive officers. Options issued under our 1998 Incentive Stock Plan and our 1997 Incentive Stock Plan also represent a form of compensation that we pay to our non-employee directors. The board of directors believe that we will derive substantial benefits from increasing the number of options that we can issue under our 1998 Incentive Stock Plan. The board of directors believe that the proposed amendment, by allowing us to issue additional options under our 1998 Incentive Stock Plan, will enable us to further align the interests of our current directors, executive officers and other employees with the interests of the stockholders. Our board also believes that the proposed amendment will assist us in attracting and retaining key executives by enabling us to offer competitive compensation packages.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE METROMEDIA FIBER NETWORK, INC. 1998 INCENTIVE STOCK PLAN TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN FROM 40,000,000 TO 60,000,000.

BACKGROUND

    Our board of directors has approved our 1998 Incentive Stock Plan and our stockholders approved our 1998 Incentive Stock plan on May 18, 1998. The 1998 Incentive Stock Plan was amended and restated as of November 13, 1998. From March, 1998 through February 2000, we granted options to purchase an aggregate of approximately 38,045,650 shares of common stock under our 1998 Incentive Stock Plan and at January 31, 2000 we had approximately 1,954,350 shares of common stock available for the grant of options under the plan. After examining our overall employee compensation, the board of directors concluded that it was in our best interests to make additional shares of common stock available for the grant of options under the plan. Accordingly, the board approved an amendment to our 1998 Incentive Stock Plan to increase the total number of shares of common stock that may be issued pursuant to options granted under the plan to 60,000,000. Our board of directors now seeks stockholder approval of this amendment.

    The following is a summary of the material features contained in the 1998 Incentive Stock Plan. A complete copy of the 1998 Incentive Stock Plan is attached as Appendix A to this proxy statement.

TYPES OF AWARDS

    The types of awards that may be granted pursuant to the 1998 Incentive Stock Plan include (i) incentive stock options ("ISOs") and (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). ISOs are intended to be treated as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NQSOs are, in general, options which do not have the special income tax advantages associated with ISOs. Stock Option grants consist of the maximum number of ISOs that may be granted to a particular grantee under applicable law with the balance, if any, of the Stock Options being NQSOs.

ADMINISTRATION OF THE PLAN

    The 1998 Incentive Stock Plan is administered by the compensation committee of the board of directors. The compensation committee is made up of Independent Directors. Members of the compensation committee are eligible to receive certain Awards (other than ISOs) under the 1998 Incentive Stock Plan. For purposes hereof, "Independent Directors" shall mean any member of the board of directors who during his entire term as a director was not employed by the company and its subsidiaries, within the meaning of Section 424(f) of the Code, and who also satisfies the criteria for "outside director" under Section 162(m) of the Code.

    Subject to the terms and conditions of the 1998 Incentive Stock Plan and the formula awards for Independent Directors, the compensation committee is authorized to grant Awards, to determine which employees, officers, directors or other individuals may be granted Awards, to determine the type and number of Awards to be granted, to determine the term of such Awards, to determine the exercise price of any Award, to determine the terms of any agreement pursuant to which Awards are granted, to interpret and construe the 1998 Incentive Stock Plan, and to determine any other matters delegated to it under the 1998 Incentive Stock Plan or necessary for the proper administration of the 1998 Incentive Stock Plan.

SHARES OF CLASS A COMMON STOCK SUBJECT TO THE 1998 INCENTIVE STOCK PLAN

    Subject to certain adjustments set forth in the 1998 Incentive Stock Plan, the aggregate number of shares of the class A common stock that will be the subject of Awards under the 1998 Incentive Stock Plan will be 20,000,000. The maximum number of shares of class A common stock available with respect to Awards granted to any one grantee shall not exceed, in the aggregate, 1,200,000 shares. Shares of class A common stock subject to Awards granted under the 1998 Incentive Stock Plan may either be authorized but unissued shares of class A common stock not reserved for any other purpose or shares of class A common stock held in or acquired for the treasury of the company.

    Shares of class A common stock subject to an Award which terminates unexercised may again be subject to an Award under the 1998 Incentive Stock Plan. In addition, shares of class A common stock surrendered to the company in payment of the exercise price or applicable taxes upon exercise of an Award may also be used thereafter for additional Awards.

ELIGIBILITY

    Any key employee, officer and director, including a director who is not an employee and a director who serves on the compensation committee, of the company and its subsidiaries who has substantial responsibility in the direction of the company and its subsidiaries and anyone else whom the compensation committee determines provides substantial and important services to the company is eligible to receive Awards.

    Independent Directors who first serve on the board of directors, subsequent to the date the 1998 Incentive Stock Plan was adopted, shall be entitled to receive Awards under the 1998 Incentive Stock Plan with respect to 80,000 shares of class A common stock, each having an exercise price equal to the fair market value of a share of class A common stock on the date of grant. Independent Directors shall be entitled to receive, annually on the date of each annual stockholders' meeting, Awards with respect to shares of class A common stock (subject to an aggregate maximum of 80,000 shares of class A common stock), each having an exercise price equal to the fair market value of a share on the date of grant. Awards to Independent Directors under the 1997 Incentive Stock Plan and the 1998 Incentive Stock Plan will, however, be aggregated. Accordingly, Independent Directors shall not be entitled to receive annual and aggregate Awards under the 1997 Incentive Stock Plan and/or the 1998 Incentive Stock Plan with respect to more than 80,000 shares of class A common stock. These Stock Options will be immediately exercisable on the date of grant.

TERMS AND CONDITIONS OF STOCK OPTIONS

    The exercise price of all ISOs granted under the 1998 Incentive Stock Plan must be at least the fair market value of the class A common stock on the date of grant. The exercise price of all NQSOs granted under the 1998 Incentive Stock Plan is determined by the compensation committee. The term of each Stock Option granted under the 1998 Incentive Stock Plan is determined by the compensation committee but will in no event be greater than ten years from the date of grant.

    With respect to ISOs granted to a grantee who owns stock possessing more than 10% of the voting rights of the company's outstanding capital stock on the date of grant, the exercise price of the ISO must be equal to 110% of the fair market value of the class A common stock subject to the ISO on the date of grant and the ISO may not be exercisable more than five years after the date of grant.

    Stock Options vest and become exercisable over a period of years as determined by the compensation committee.

    Upon the exercise of a Stock Option, the grantee must pay the exercise price in cash. Notwithstanding the foregoing, at the discretion of the compensation committee, the exercise price may be paid with shares of class A common stock already owned by, and in possession of, the grantee or with a combination of cash or shares of class A common stock.

    The aggregate fair market value of the class A common stock (determined on the date of grant) for which ISOs granted under the 1998 Incentive Stock Plan and any other plan of the company or a subsidiary may be exercisable for the first time by any grantee during any calendar year cannot exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. To the extent that the aggregate fair market value exceeds $100,000, such Stock Options will be treated as NQSOs.

ACCELERATION OF VESTING AND EXERCISABILITY

    If a grantee's employment with us is terminated because of the grantee's death, or the grantee's retirement on or after attaining the age which we may from time to time establish as the retirement age for any class of employees or the age specified in any employment agreement with the grantee prior to the date the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable (and the restrictions thereof, if any, shall lapse) as of the date of the termination of the grantee's employment, subject to the other terms of the 1998 Incentive Stock Plan.

    Upon a "change in control" of Metromedia Fiber Network (as defined below) each holder of a Stock Option granted under the 1997 Incentive Stock Plan will have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon and the right, exercisable by written notice within 60 days after the change in control, to receive in exchange for the surrender of an option an amount of cash equal to the difference between the fair market value of the class A common stock on the date of exercise and the exercise price of the Stock Option. For options granted under the 1998 Incentive Stock Plan on or after November 13, 1998, in the event of a change in control, the board of directors may in its sole discretion determine (i) that each holder of such a Stock Option will have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon, and /or
(ii) each holder of such a Stock Option will have the right, exercisable by written notice within 60 days after the change of control, to receive in exchange for the surrender of a Stock Option an amount of cash equal to the difference between the fair market value of the Class A Common Stock on the date of exercise and the exercise price of the Stock Option. Alternatively, the board of directors may in its sole discretion determine to take neither action. Upon a grantee's termination of employment from Metromedia Fiber Network or a subsidiary on account of disability, the grantee or the legal representative of the grantee will have the right for a period of one year following the date of such termination to exercise a Stock Option to the extent such award is exercisable and to the extent such Stock Option has not yet expired. In the event the grantee's employment with us is terminated for any reason other than disability, death or retirement, the grantee may exercise a Stock Option within three months after his or her termination of employment.

    In general, under the 1998 Incentive Stock Plan, a "change in control" of the company shall be deemed to have occurred as of the first day any one or more of the following four conditions have been satisfied: (i) any event whereby a Person (as defined below) (other than (a) the company or an affiliate, as defined in the Securities Exchange Act of 1934 (the "Exchange Act") of the company, or (b) any employee benefit plan or trust sponsored or maintained by the company or an affiliate, as defined in the Exchange Act) (x) acquires 35% or more of the company's outstanding voting securities or (y) acquires (in one transaction or in a series of related transactions) a subsidiary, business unit, segment or division of the company as defined by the compensation committee (provided, however, that in such event a change in control shall be deemed to occur only with respect to employees of such subsidiary, business unit, segment or division and who cease to be employees of the company or any "affiliate" of the company); (ii) a change in the composition of the board of directors such that at any time a majority of the board of directors shall not have been members of the board of directors for twenty-four months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four month period (or deemed to be such directors under this clause (ii) shall be deemed to be directors at the beginning of such twenty-four month period for the purposes of this clause (ii); (iii) the stockholders of the company approve any plan or proposal for the liquidation or dissolution of the company; or (iv) any consolidation or merger of the company, other than a merger or consolidation of the company in which the voting securities of the company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof.

ADJUSTMENT PROVISIONS

    The total number and character of shares of class A common stock subject to Awards and the number and character of shares of class A common stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the compensation committee if the shares of class A common stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise). The compensation committee may also make appropriate adjustments in the event of a merger, consolidation or other transaction or event having a similar effect.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS

    Under the Code and Treasury regulations and administrative pronouncements thereunder, a grantee will not realize taxable income by reason of either the grant or the exercise of an ISO, and the company will not receive an income tax deduction at either such time. However, any appreciation in share value following the date of grant will be taken into consideration at the time of exercise in determining liability for the alternative minimum tax. If a grantee exercises an ISO and delivers shares of class A common stock as payment for part or all of the exercise price of the class A common stock received upon exercise of the ISO ("Payment Stock"), no gain or loss will be recognized with respect to the Payment Stock delivered and no tax will be payable with respect to the Payment Stock or the class A common stock received upon exercise of the ISO. The holding period of such class A common stock received will include the holding period of the Payment Stock. To the extent the number of shares received exceeds the number of shares tendered, the grantee's basis in the additional shares of class A common stock received upon exercise of the ISO is zero and these shares have a holding period that commences on the date of exercise of the ISO. However, if the Payment Stock was acquired pursuant to the exercise of an ISO and the required holding period in order to obtain favorable tax treatment with respect to such class A common stock is not met as of the date such class A common stock is delivered, the grantee will be treated as having sold the Payment Stock in a disqualifying disposition and will be subject to the rules described below for disqualifying dispositions. The grantee's basis in the class A common stock that he or she receives upon exercise of the ISO in exchange for the Payment Stock is the same as his or her basis in the Payment Stock increased by any amount included in gross income as ordinary income due to any disqualifying disposition and any cash paid on the exercise. The holding period of such class A common stock commences on the date of exercise of the ISO.

    If a grantee exercises an ISO and does not dispose of the shares of class A common stock within two years from the date of grant and one year from the date of exercise, the entire gain, if any, realized upon disposition will be taxable to the grantee as long term capital gain, and the company will not be entitled to any deduction. If, however, a grantee disposes of shares of class A common stock prior to the expiration of the holding periods described in the previous sentence (a so-called "disqualifying disposition"), the grantee will generally realize ordinary income in, and tax withholding may be required upon, an amount equal to the difference between the exercise price and the fair market value of such shares of class A common stock on the date of exercise. The company will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee. Any additional appreciation will be treated as a capital gain (long term or short term depending on how long the grantee held the shares of class A common stock prior to disposition) and the company will not be entitled to any further deductions for federal income tax purposes. If the amount realized by the grantee is less than the fair market value of the shares of class A common stock upon exercise, then the amount of ordinary income and the corresponding company deduction is equal to the excess of the amount realized over the exercise price.

NON-QUALIFIED STOCK OPTIONS

    As to the NQSOs, there will be no federal income tax consequences to either the grantee or the company on the grant of the option because the NQSO does not have a "readily ascertainable fair market value" as required by Section 83 of the Code. Additionally, if a grantee exercises a NQSO and delivers shares of class A common stock as payment for part or all of the exercise price of the class A common stock purchased, no gain or loss will be recognized with respect to the class A common stock delivered. To the extent a grantee receives more shares of class A common stock pursuant to the exercise of the option than shares of class A common stock delivered, the fair market value of this excess, less any cash paid by the grantee, will be taxed as ordinary income and will be subject to applicable tax withholding.

    On the exercise of an NQSO, the grantee (except as described below) recognizes taxable ordinary income equal to the difference between the exercise price of the NQSO and the fair market value of such shares of class A common stock on the date of exercise. The company will be entitled to a tax deduction in an amount equal to the grantee's taxable ordinary income if it provides the grantee with a timely Form W-2 or Form 1099, as appropriate.

    Upon disposition of the class A common stock by the grantee, he or she will recognize long term or short term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his or her basis for the class A common stock, which will include the amount previously recognized by him or her as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares of class A common stock pursuant to the NQSO. None of the appreciation on NQSO is subject to the alternative minimum tax.

SECTION 280G

    Under Section 280G of the Code, amounts payable to officers and highly compensated individuals that are contingent upon a change in the ownership or effective control of a corporation or of a substantial portion of its assets may be subject to a 20% excise tax and may not be deductible by the corporate payor if they exceed a "basic amount" allocated to such payment (so-called "excess parachute payments"). The acceleration of the right to exercise otherwise non-vested NQSOs, when considered in connection with other payments to officers and highly compensated individuals of the company, may give rise to excess parachute payments. In that event, the affected grantee will be subject to a 20% excise tax, and the company will lose its deduction.

SECTION 162(m)

    Under Section 162(m) of the Code, the income tax deduction of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, Awards will satisfy the performance-based exception if the Awards are made by a qualifying compensation committee, the specified period and the compensation is based solely on an increase in the stock price after the date of grant (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). The company intends to consider fully the implications of Section 162(m) of the Code on the deductibility of compensation in making awards under the 1998 Incentive Stock Plan.

    The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

AMENDMENT AND TERMINATION OF THE 1998 INCENTIVE STOCK PLAN

    Unless terminated earlier by action of the board of directors, the 1998 Incentive Stock Plan will terminate on the tenth anniversary of its adoption and no additional grants under the 1998 Incentive Stock Plan will be made after that date.

    Except as provided below, the board of directors may amend or terminate the 1998 Incentive Stock Plan at any time. The 1998 Incentive Stock Plan may not however be amended without the approval of the holders of a majority of the outstanding voting stock of the company (i) to decrease the minimum exercise price for ISOs; (ii) to extend the term of the 1998 Incentive Stock Plan beyond ten years, (iii) to extend the maximum terms of the Awards granted beyond ten years, (iv) to withdraw the administration of the 1998 Incentive Stock Plan from the compensation committee, (v) to change the class of eligible employees, officers, directors and other grantees, (vi) to increase the aggregate number of shares of class A common stock which may be issued under the 1998 Incentive Stock Plan, and (vii) to otherwise require stockholder approval to comply with Rule 16b-3 under the Exchange Act or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the board of directors. Furthermore, no amendment or termination of the 1998 Incentive Stock Plan shall, without the written consent of the grantee, alter the terms of Awards already granted and such Stock Options shall remain in full force and effect as if the 1998 Incentive Stock Plan had not been terminated.

MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

    The compensation committee may, within the limitations of the 1998 Incentive Stock Plan, modify, extend or renew outstanding Awards granted under the 1998 Incentive Stock Plan, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. No modification may, without the consent of the grantee, alter or impair any rights or obligations under any Award theretofore granted to the grantee nor shall any modification adversely affect the status of an ISO under Section 422 of the Code.

TRANSFERABILITY OF AWARDS AND OTHER PROVISIONS

    The rights of a grantee with respect to the Awards granted pursuant to the 1998 Incentive Stock Plan are not transferable other than by will or the laws of descent and distribution and are exercisable, during the lifetime of the grantee, only by the grantee or by the guardian or legal representative of the grantee acting in a fiduciary capacity on behalf of the grantee under state law or court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

RIGHTS UPON TERMINATION OF EMPLOYMENT

    If the grantee dies while an employee or when no longer an employee but while he or she still has the right to exercise an Award, the grantee's estate shall have the right for a period of one year following the date of death to exercise the Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's retirement from the company or a subsidiary on or after attaining age sixty-five or the age specified in an employment agreement the grantee shall have the right for a period of three months following the date of retirement to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's termination of employment from the company or a subsidiary on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such award is exercisable and to the extent such Award has not yet expired.

    In the event the grantee's employment with the company or a subsidiary is terminated for any reason other than disability, death or retirement, the grantee may exercise an Award within three months after his or her termination of employment.

RIGHTS AS STOCKHOLDER

    No grantee of any Stock Option has any rights as a stockholder with respect to any shares of class A common stock subject to his or her Stock Option prior to the date on which he or she is recorded as the holder of such shares of class A common stock on the records of the company.

NO RIGHT TO CONTINUED EMPLOYMENT

    The 1998 Incentive Stock Plan is not a contract of employment, and the terms of employment of any grantee shall not be affected in any way by the 1998 Incentive Stock Plan or related instruments except as specifically provided therein. The establishment of the 1998 Incentive Stock Plan shall not be construed as conferring any legal rights upon any grantee for a continuation of employment, nor shall it interfere with the right of the company or any subsidiary to discharge any grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a grantee.

    The 60,000,000 shares of class A common stock which will be available under the 1998 Incentive Stock Plan represent approximately 12.6% of the shares of class A common stock outstanding as of the Record Date.

              OPTIONS GRANTED UNDER OUR 1998 INCENTIVE STOCK PLAN

    The following table sets forth options that have been granted to the following persons or groups under our 1998 Incentive Stock Plan as of March 27, 2000: (a) each of our Named Executive Officers, (b) the current executive officers, as a group, (c) the current directors who are not executive officers, as a group, and (d) the employees who are not executive officers, as a group. Because the grant of options under our 1998 Incentive Stock Plan is discretionary, we are unable to determine the dollar value and number of options that it will grant as a result of the proposed amendment.

                                                                 NUMBER OF
                                                                 SECURITIES
                                                                 UNDERLYING
NAME AND POSITION                                             OPTIONS GRANTED
-----------------                                             ----------------
Stephen A. Garofalo.........................................       --
  Chairman of the Board of Directors and Chief Executive
  Officer
Howard M. Finkelstein.......................................       --
  Vice Chairman of the Board of Directors
Nicholas M. Tanzi...........................................      1,750,000
  President and Chief Operating Officer
Vincent Galluccio...........................................        600,000
  Senior Vice President
Gerard Benedetto............................................        900,000
  Vice President--Chief Financial Officer
Current executive officers, as a group......................      3,250,000
Current directors who are not executive officers, as a            2,000,000
  group.....................................................
All employees who are not executive officers, as a group....     27,095,400

                         PROPOSAL NO. 3 RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    The board of directors has appointed the firm of Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the year ending December 31, 2000, subject to ratification by our stockholders.

    A partner of Ernst & Young LLP is expected to be present at the annual meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment Ernst & Young LLP as independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the audit committee and the board of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF OUR CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    We our mailing our annual report on Form 10-K for the fiscal year ended December 31, 1999 (which contains our audited consolidated financial statements) to stockholders together with this proxy statement. To the extent this proxy statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

    Upon the oral or written request of any stockholder of record on the record date, we will supply a copy of the Company's annual report on Form 10-K for the year ended December 31, 1999 (excluding exhibits), as filed with the Securities and Exchange Commission, without charge. You should direct requests to Metromedia Fiber Network, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Secretary.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any stockholder who wishes to present a proposal at the 2001 annual meeting of stockholders, and who wishes to have such proposal included in our proxy statement for that meeting, must deliver a copy of such proposal to Metromedia Fiber Network, Inc., One Meadowlands Plaza, East Rutherford, New Jersey 07073,
Attention: Secretary, no later than December 10, 2000; provided, however, that if the 2001 annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 2000 annual meeting of stockholders, any stockholder who wishes to have a proposal included in our proxy statement for that meeting must deliver a copy of the proposal to us a reasonable time before the proxy solicitation is made. We reserve the right to decline to include in our proxy statement any stockholder's proposal, which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

                                 OTHER BUSINESS

    The board of directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          By Order of the Board of directors,

                                          /s/ Arnold L. Wadler

                                          Arnold L. Wadler
                                          SECRETARY

April 26, 2000

                                                                         ANNEX A

            METROMEDIA FIBER NETWORK, INC. 1998 INCENTIVE STOCK PLAN
               (AS AMENDED AND RESTATED AS OF NOVEMBER 13, 2000)

    1. PURPOSE. The purposes of the Metromedia Fiber Network, Inc. Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Committee determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

    2. DEFINITIONS. Unless the context clearly indicates to the contrary, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

    "Act" shall mean the Securities Act of 1933, as amended.

    "Award" means any stock option.

    "Board" means the Board of Directors of the Company.

    "Change in Control" means an event that shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

        (a) any event whereby a Person (other than (i) the Company or an affiliate, as defined in the Exchange Act, or (ii) any employee benefit plan or trust sponsored or maintained by the Company or an affiliate, as defined in the Exchange Act) (x) acquires 35% or more of the Company's outstanding voting securities, or (y) acquires securities of the Company bearing a majority of voting power with respect to the election of the Board; or
    (z) acquires all or substantially all of the Company's assets, whether by sale, lease, exchange or other transfer in one transaction or in a series of related transactions). "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof;

        (b) a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four (24) months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four (24) month period (or deemed to be such directors under this subparagraph) shall be deemed to be directors at the beginning of such twenty-four (24) month period for the purposes of this subparagraph;

        (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

        (d) any consolidation or merger of the Company, other than a merger or consolidation of the Company in which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the Committee described in Section 11 of the Plan.

    "Common Stock" means Class A Common Stock of the Company.

    "Company" shall mean Metromedia Fiber Network, Inc. or any successor company thereto.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    "Fair Market Value" shall mean the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

    "Grantee" shall mean any key employee, officer or director of the Company and its subsidiaries, within the meaning of Code Section 424(f), as determined by the Committee, who has substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Committee determines provides substantial and important services to the Company who is granted an Award under the Plan.

    "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

    "Independent Directors" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries within the meaning of Code Section 424(f) and who also satisfies the criteria for "outside director" under Code Section 162(m).

    "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

    "Option" shall mean ISOs and NQSOs, collectively.

    "Plan" shall mean the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan.

    "Reporting Person" shall mean any person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

    "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

    3. TYPES OF AWARDS. The Plan provides for Incentive Stock Options and Non-Qualified Stock Options. Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants hereunder. The provisions of the particular forms of grants need not be the same with respect to each recipient.

    ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.

    NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries (including, without limitation, members of the Committee), within the meaning of Code
Section 424(f), and anyone whom the Committee administering the Plan pursuant to
Section 11 determines provides substantial and important services to the Company. Options will consist of the maximum number of ISOs that may be issued to a Grantee under applicable law, with the balance (if any) of the Options being NQSOs.

    Independent Directors who first serve on the Board subsequent to the date of adoption of the Plan shall receive Awards with respect to 5,000 shares of Common Stock, each having an exercise price equal to the Fair Market Value on the date of grant. Notwithstanding the above, if any of the Independent Directors are eligible to receive Awards under the Metromedia Fiber Network, Inc. 1997

Incentive Stock Plan (the "Prior Plan") or any subsequent or future incentive stock plan maintained by the Company (collectively, the "Prior and Future Plans"), then such Independent Directors shall be eligible to receive Awards under this Plan only to the extent that: (i) the aggregate number of shares of Common Stock which can be issued under the Prior Plan has been attained, and
(ii) the Awards under the Plan would not in the aggregate with Awards under the Prior and Future Plans, either at the time of the Award or at any time thereafter, exceed an overall total of 5,000 shares of Common Stock.

    4. TERM OF PLAN.

    (a) EFFECTIVE DATE. This Plan shall become effective as of the date of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve
(12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.

    (b) TERMINATION DATE. This Plan shall terminate on the earliest of:

        (i) the tenth anniversary of the effective date as determined under this
    Section 4;

        (ii) the date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through exercise of any Awards granted under the Plan; or

        (iii) Such earlier date as the Board may determine.

    Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan, but no additional Awards will be made after the date of termination.

    5. THE STOCK. Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued under the Plan shall be 2,500,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Awards granted by the Committee to any one Grantee under the Plan, in the aggregate, shall not exceed 150,000. Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan. In addition to the foregoing, shares surrendered to the Company by, or on behalf of, a Grantee in payment of the exercise price or applicable taxes upon exercise may also be used thereafter for additional Awards.

    6. STOCK OPTIONS.

    (a) GRANTS. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both. For purposes of this Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this Section 6.

    (b) PRICE AND EXERCISE. The purchase price of the shares of Common Stock upon exercise of an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code
Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair Market Value of the shares of Common Stock. The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.

    The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Committee, the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the Grantee; or (ii) any combination of United States dollars or shares of Common Stock of the Company. Any required withholding tax shall be paid by the Grantee in full in accordance with the provisions of Section 12. Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 9 hereof.

    Any vested Option may be exercised in full at one time by giving written notice to the Company, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock with respect to which the Option is being exercised. The notice of the exercise of any Option shall be accompanied by payment in full of the purchase price. If required by the Company, such notice of exercise of an Option shall be accompanied by the Grantee's written representation in accordance with Section 21. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

    (c) VESTING. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or retirement as defined herein or with respect to Options awarded prior to November 13, 1998, upon any Change in Control as defined herein. Effective November 13, 1998, the Board shall have sole discretion as to whether Options vest upon a Change in Control. The Committee may accelerate the vesting schedule of any Award other than in the event of a Change in Control, with respect to which the Board has sole discretion effective November 13, 1998.

    (d) ADDITIONAL RESTRICTIONS ON EXERCISE OF AN ISO. The aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) with respect to Options designated as ISOs exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted.

    (e) DURATION OF OPTIONS. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

    If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such Options by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

    (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (up to the extent not theretofore exercised). In addition to the limitations set forth in
Section 15, the Committee shall not, however, with respect to ISOs, modify any outstanding Award so as to specify a lower Award price or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor specifying a lower price. Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422.

    (g) OTHER TERMS AND CONDITIONS. Awards may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

    7. TERMINATION OF EMPLOYMENT. Upon the termination of a Grantee's employment with the Company, any Award then held by such Grantee or Grantee's estate may only be exercised as follows:

    (a) RETIREMENT. If the Grantee's employment is terminated because he or she has attained the age which the Company may from time to time establish as the retirement age for any class of its employees, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three
(3) months following such termination, exercise the Award to the extent such Award is otherwise exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of his or her death with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (b) DEATH. If the Grantee's employment with the Company is terminated by death, his or her estate shall have the right to exercise the Award within one
(1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (c) DISABILITY. If the Grantee's employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she, or his or her legal representative shall have the right for a period of one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    (d) OTHER REASONS. If the Grantee's employment with the Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee shall have the right for a period of three
(3) months (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of his or her death with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    For purposes of this Section 7, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424. A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent. A Grantee who is a member of the Board but who is not also an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board. Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.

    Also for purposes of this Section 7, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option.

    If a Grantee's employment with the Company is terminated after a Change in Control, the provisions of Section 8 shall supersede the provisions of this
Section 7.

    8. CHANGE IN CONTROL.  With respect to Options awarded prior to
November 13, 1998, in the event of a Change in Control (i) each Grantee with an outstanding Option shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any agreement or in the Plan; and (ii) each holder of an Option shall have the right, exercisable by written notice to the Company, within sixty days after the Change in Control, to receive in exchange for the surrender of the Option or any portion thereof to the extent the Option is exercisable in accordance with clause (i) an amount of cash equal to the difference between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of the Option. With respect to Options awarded after November 13, 1998, in the event of a Change in Control, the Board may, in its sole discretion, determine that (i) each Grantee with an outstanding option shall have the right at anytime thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any agreement or in the Plan; and/or (ii) determine that each holder of an Option shall have the right, exercisable by written notice to the Company, within sixty days after the Change in Control, to receive in exchange for the surrender of the Option or any portion thereof to the extent the Option is exercisable in accordance with clause (i) an amount of cash equal to the difference between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of the Option. Alternatively, the Board may, in the event of a Change in Control, take neither of the actions described in the preceding sentence.

    9. ADJUSTMENT OF THE CHANGES IN THE STOCK.

    (a) The total number and character of shares of Common Stock subject to Awards, the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Committee if the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise. The Committee may also make appropriate adjustments in the event of a merger, consolidation, or other transaction or event having a similar effect.

    (b) The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan. Fractional shares resulting from any adjustment in Awards pursuant to this Section 9 may be settled in cash or otherwise as the Board shall determine.

    (c) Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (d) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

    10. TRANSFERABILITY OF AWARDS. An ISO shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. A NQSO shall be transferable to an inter-vivos trust, as well as, by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee, by the trustee of an inter-vivos trust, or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    11. ADMINISTRATION.

    (a) The Plan shall be administered by the Compensation Committee of the Board which shall be composed of not less than two (2) members of the Board, each of whom shall be an "outside director" within the meaning of Code
Section 162(m) and the regulations and interpretations thereunder.

    (b) The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

    (c) Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion take the following actions:

        (i) grant Awards;

        (ii) determine which employees, officers, directors and other individuals performing substantial and important services may be granted Awards under the Plan;

        (iii) determine the type of Awards to be granted;

        (iv) determine the number of shares subject to each Award;

        (v) determine the term of each Award granted under the Plan;

        (vi) determine the date or dates on which the Award granted shall be exercisable;

        (vii) determine the exercise price of any Award granted;

        (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

        (ix) determine the terms of any agreement pursuant to which Awards are granted;

        (x) amend any such agreement with the consent of the Grantee;

        (xi) extend the exercise period of any Award;

        (xii) accelerate the vesting period of any Award except in the event of a Change in Control;

        (xiii) establish performance-based goals within the meaning of Code
    Section 162(m);

        (xiv) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and

        (xv) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

    The Committee shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this Section to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

    (d) No member of the Committee or director shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Award granted hereunder.

    12. TAX WITHHOLDING. The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. The Committee may, in its sole discretion, permit the Grantee of an Award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Committee's sole discretion, the Grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

    13. SECURITIES LAW REQUIREMENTS.

    (a) No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to acquire or sell any shares of Common Stock subject to any such Option, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time. In this regard, the Committee may demand the representations described in Sections 6(b) and 21.

    (b) Each Award shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

    (c) No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

    (d) With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

    14. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award and to foster and promote achievement of the purposes of the Plan, the Committee may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Company.

    15. AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is required for amendments which:

        (i) decrease the minimum exercise price for ISOs;

        (ii) extend the term of the Plan beyond ten (10) years;

        (iii) extend the maximum terms of the Awards granted hereunder beyond
    (10) ten years;

        (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 11;

        (v) change the class of eligible employees, officers, directors and other Grantees;

        (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan; and

        (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

    Notwithstanding the foregoing, the Board may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

    No amendment or termination of the Plan shall, without the written consent of the Grantee, alter the terms of Options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

    Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

    Furthermore, technical or clarifying amendments shall be made by the Committee, not the Board.

    16. NO OBLIGATION TO EXERCISE OPTION. The granting of an Award shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Award.

    17. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    18. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

    19. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

    20. FUNDING. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    21. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded including, without limitation, any legends that are required on such stock certificates. The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

    The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

    22. EFFECT UPON OTHER COMPENSATION. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors. The effect under any other benefit plan of the Company of an inclusion in income by virtue of an Award hereunder shall be determined under such other plan.

    23. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

    24. NOTICE. Notice to the Committee shall be deemed given if in writing and mailed to Howard Finkelstein, President, c/o Metromedia Fiber Network
Services, Inc., One North Lexington Avenue, White Plains, New York 10601 by first class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

    25. GOVERNING LAW. Except to the extent preempted by federal law, this Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York determined without regard to its conflict of law rules.

    26. SUCCESSORS AND ASSIGNS. The Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, trustees, personal representatives, assignees and transferees (where permitted).

    27. DELIVERY OF THE PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Grantee at the time his or her Award is granted.

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PROXY                                                                   PROXY
                         METROMEDIA FIBER NETWORK, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 16, 2000

     The undersigned hereby appoints Gerard Benedetto, Dennis E. Codlin and Jonathan P. Gilmore, and each of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side at the annual meeting of the stockholders of Metromedia Fiber Network, Inc., to be held on May 16, 2000, at 10:00 a.m., local time, on the Concourse Level, 1285 Avenue of the Americas, New York,
New York 10019, and any and all adjournments thereof, all of the shares of common stock, par value $.01 per share, of Metromedia Fiber Network, Inc., according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the proposals set forth on the reverse side, as more fully set forth in the Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF
                             THE LISTED PROPOSALS

          PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE

                  (Please date and sign on the reverse side)

-----------------------------------------------------------------------------
                           ^ FOLD AND DETACH HERE ^

-----------------------------------------------------------------------------------------------------------------------------------
METROMEDIA FIBER NETWORK, INC.                                                                  Please mark your vote
                                                                                                as in this example      /X/
                                                                                                using dark ink only


1. Election of Directors--Nominees:       2. The adoption of an amendment to the        3. The ratification of the appointment
     Stephen A. Garofalo, Vincent A.         Metromedia Fiber Network, Inc.                of Ernst & Young, LLP as Independent
     Galluccio and Nicholas M. Tanzi         1998 Incentive Stock Plan.                    auditors for the year ending
                                                                                           December 31, 2000

   For all nominees   WITHHOLD AUTHORITY
   (except as noted      to vote for
   to the contrary).     all nominees.            FOR        AGAINST     ABSTAIN               FOR        AGAINST     ABSTAIN

         |_|                 |_|                  |_|          |_|         |_|                 |_|          |_|         |_|


_________________________________________________                            IMPORTANT: Please sign exactly as name appears on
Nominees Exception                                                           this card. Each joint owner should sign. Executors,
(INSTRUCTIONS: To withhold authority to vote for                              administrators, trustees, etc., should give full
any individual nominee, strike a line through                                name.
the nominee's name in the above list.)

                                                                             Date:___________________________________________ 2000

                                                                             _____________________________________________________
                                                                             Signature

                                                                             _____________________________________________________
                                                                             Please Print Name Here

                                                                             _____________________________________________________
                                                                             Signature

                                                                             _____________________________________________________
                                                                             Please Print Name Here


THIS PROXY WHEN PROPERLY EXECUTED SHALL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, 2 AND 3. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING ON ANY ADJOURNMENT THEREOF.
-----------------------------------------------------------------------------------------------------------------------------------
                                                     ^ FOLD AND DETACH HERE ^